                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 2000, (2000-3), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from July 16, 2000 to August 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of August, 2000.


                                             CONSECO FINANCE CORP.



                                             BY: /s/ Phyllis A. Knight
                                                 -------------------------------
                                                 Phyllis A. Knight
                                                 Senior Vice President and
                                                  Treasurer

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                    August-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                                      REMITTANCE DATE  9/01/2000
                                     Page 1

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
A.  (1a) Amount available( including Monthly Servicing Fee)                             16,505,656.06
                                                                                    -----------------

     (b) Insurance Premium  (.28%)                                                         214,635.71
                                                                                    -----------------
     (c) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
         Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                    -----------------

     (d) Amount Available after giving effect to withdrawal of Class M-1 Interest
         Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
         Remittance Date                                                                16,291,020.35
                                                                                    -----------------

2.  Interest
         a. Class A-1 Remittance Rate (8.26%)                                                 8.26000%
                                                                                    -----------------
         b. Class A-1 Interest                                                           5,505,783.50                   6.71433354
                                                                                    -----------------                -------------

     (3) Amount applied to:
         a. Unpaid Class A-1 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

     (4) Remaining:
         a. Unpaid Class A-1 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

B.  Principal
     (5) Formula Principal Distribution  Amount                                          9,215,173.02                          N/A
                                                                                    -----------------                -------------
         a. Scheduled Principal                                                          1,607,321.88                          N/A
                                                                                    -----------------                -------------
         b. Principal Prepayments                                                        5,553,130.62                          N/A
                                                                                    -----------------                -------------
         c. Liquidated Contracts                                                            39,929.41                          N/A
                                                                                    -----------------                -------------
         d. Repurchases                                                                          0.00                          N/A
                                                                                    -----------------                -------------
         e. Current Month Advanced Principal                                             2,229,593.28                          N/A
                                                                                    -----------------                -------------
         f. Prior Month Advanced Principal                                              (1,943,167.82)                         N/A
                                                                                    -----------------                -------------
         g. Additional Principal Distribution                                            1,658,365.65
                                                                                    -----------------
     (6) Pool Scheduled Principal Balance                                              902,564,856.96
                                                                                    -----------------

     (7) Adjusted Pool Principal Balance                                               900,265,263.68                 918.63802416
                                                                                    -----------------                -------------
     (8) Pool Factor                                                                       0.91863802
                                                                                    -----------------
     (9) Pre-Funded Amount                                                              76,059,961.97
                                                                                    -----------------
         Over-Collateralization Amount (40,000,000.00 cap)                              25,673,061.66
                                                                                    -----------------
    (10) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                    -----------------

    (11) Class A-1 Percentage for such Remittance Date                                          92.38%
                                                                                    -----------------

    (12) Class A-1 Percentage for the following  Remittance Date                                92.32%
                                                                                    -----------------

    (13) Class A-1 Principal distribution                                                9,215,173.02                  11.23801588
                                                                                    -----------------                -------------

    (14) Class A-1 Principal Balance                                                   790,652,163.99
                                                                                    -----------------
   (14a) Class A-1 Pool Factor                                                             0.96420996                 964.20995609
                                                                                    -----------------                -------------
    (15) Unpaid Class A-1 Principal Shortfall
         (if any)following current Remittance Date                                               0.00
                                                                                    -----------------

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date
    (16) 31-59 days                                                                      6,971,593.88                          248
                                                                                    -----------------                -------------
    (17) 60 days or more                                                                 6,303,125.89                          160
                                                                                    -----------------                -------------
    (18) Current Month Repossessions                                                       160,432.67                           10
                                                                                    -----------------                -------------
    (19) Repossession Inventory                                                            338,399.91                           16
                                                                                    -----------------                -------------
    (20) Weighted Average Contract Rate                                                      11.12449
                                                                                    -----------------

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                    August-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 2

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in August 2004)

    (21) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                           0.74%
                                                                                    -----------------

         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 3.75%)                                                               0.39%
                                                                                    -----------------

    (22) AverageThirty - Day Delinquency Ratio  Test

         (a) Thirty - Day Delinquency Ratio for current Remittance Date                          1.51%
                                                                                    -----------------

         (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             to be satisfied may not exceed 5.5%)                                                0.93%
                                                                                    -----------------

    (23) Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; to be satisfied may not exceed 5.5% from August 1, 2004 to
             July 31, 2005,  7.0%  from August 1, 2005 to July 31,                               0.01%
             2006, 9.0% from August 1, 2006 to July 31, 2007 and 10.0%              -----------------
             thereafter)


    (24) Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                            38,349.34
                                                                                    -----------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             to be satisfied, may not exceed 2.25%)                                              0.04%
                                                                                    -----------------

    (25) Class M Principal Balance Test

         (a) The sum of Class M Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date (must equal or exceed 22.5%)                                                  16.26%
                                                                                    -----------------

    (26) Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date greater than $17,000,000.00    75,000,000.00
                                                                                    -----------------

         (b) Class B Principal Balance (before any distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 11.25%.                 7.62%
                                                                                    -----------------

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                    August-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 3

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS M-1 CERTIFICATES
----------------------
    (27) Amount available( including Monthly Servicing Fee)                              1,570,093.83
                                                                                    -----------------

A.  Interest
    (28) Aggregate  interest

         (a) Class M-1 Remittance Rate 8.26%, unless
             Weighted Average Contract Rate is below 8.26%)                                      8.26%
                                                                                    -----------------

         (b) Class M-1 Interest                                                            309,750.00                   6.88333333
                                                                                    -----------------                -------------

    (29) Amount applied to Class M-1 Interest Deficiency Amount                                  0.00
                                                                                    -----------------

    (30) Remaining unpaid Class M-1 Interest Deficiency Amount                                   0.00
                                                                                    -----------------


    (31) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

    (32) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

B.  Principal
    (33) Formula Principal Distribution  Amount                                                  0.00                          N/A
                                                                                    -----------------                -------------
         a. Scheduled Principal                                                                  0.00                          N/A
                                                                                    -----------------                -------------
         b. Principal Prepayments                                                                0.00                          N/A
                                                                                    -----------------                -------------
         c. Liquidated Contracts                                                                 0.00                          N/A
                                                                                    -----------------                -------------
         d. Repurchases                                                                          0.00                          N/A
                                                                                    -----------------                -------------

    (34) Class M-1 Principal Balance                                                    45,000,000.00                1000.00000000
                                                                                    -----------------                -------------

   (35a) Class M-1 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (36) Class M-1 Percentage for such Remittance Date                                           0.00%
                                                                                    -----------------


    (37) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                                  0.00                   0.00000000
                                                                                    -----------------                -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                    -----------------

    (38) Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                    -----------------

    (39) Class M-1 Percentage for the following Remittance Date                                  0.00%
                                                                                    -----------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                    August-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 4

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS M-2 CERTIFICATES
----------------------
    (27) Amount available( including Monthly Servicing Fee)                              1,260,343.83
                                                                                    -----------------

A.  Interest
    (28) Aggregate  interest

         (a) Class M-2 Remittance Rate 8.26%, unless
             Weighted Average Contract Rate is below 8.26%)                                      8.26%
                                                                                    -----------------

         (b) Class M-2 Interest                                                            275,333.33                   6.88333325
                                                                                    -----------------                -------------

    (29) Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                                    -----------------

    (30) Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                                    -----------------


    (31) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

    (32) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

B.  Principal
    (33) Formula Principal Distribution  Amount                                                  0.00                          N/A
                                                                                    -----------------                -------------
         a. Scheduled Principal                                                                  0.00                          N/A
                                                                                    -----------------                -------------
         b. Principal Prepayments                                                                0.00                          N/A
                                                                                    -----------------                -------------
         c. Liquidated Contracts                                                                 0.00                          N/A
                                                                                    -----------------                -------------
         d. Repurchases                                                                          0.00                          N/A
                                                                                    -----------------                -------------

    (34) Class M-2 Principal Balance                                                    40,000,000.00                1000.00000000
                                                                                    -----------------                -------------

   (35a) Class M-2 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (36) Class M-2 Percentage for such Remittance Date                                           0.00%
                                                                                    -----------------


    (37) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                                  0.00                   0.00000000
                                                                                    -----------------                -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                    -----------------

    (38) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                    -----------------

    (39) Class M-2 Percentage for the following Remittance Date                                  0.00%
                                                                                    -----------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                    August-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 5

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS BI-A&B CERTIFICATES
-------------------------
     (1) Amount  Available less the Class A
         Distribution Amount  and Class M-1 Distribution
         Amount (including Monthly Servicing Fee)                                          985,010.50
                                                                                    -----------------

     (2) Class B-1 Remittance Rate  (8.26%
         unless Weighted Average Contract Rate
         is below 8.26%)                                                                         8.26%
                                                                                    -----------------

     (3) Aggregate Class B1 Interest                                                       240,916.67                   6.88333343
                                                                                    -----------------                -------------

     (4) Amount applied to Unpaid
         Class B1 Interest Shortfall                                                             0.00                         0.00
                                                                                    -----------------                -------------

     (5) Remaining Unpaid Class B1
         Interest Shortfall                                                                      0.00                         0.00
                                                                                    -----------------                -------------

     (6) Amount applied to Class B-1
         Interest Deficiency Amount                                                              0.00
                                                                                    -----------------

     (7) Remaining Unpaid Class B-1
         Interest Deficiency Amount                                                              0.00
                                                                                    -----------------

     (8) Unpaid Class B-1 Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                    -----------------

    (8a) Class B Percentage for such Remittance Date                                             0.00
                                                                                    -----------------

     (9) Current Principal (Class B Percentage of Formula Principal
         Distribution Amount)                                                                    0.00                   0.00000000
                                                                                    -----------------                -------------

   (10a) Class B1 Principal Shortfall                                                            0.00
                                                                                    -----------------

   (10b) Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                    -----------------

    (11) Class B Principal Balance                                                      75,000,000.00
                                                                                    -----------------

    (12) Class B1 Principal Balance                                                     35,000,000.00
                                                                                    -----------------
   (12a) Class B1 Pool Factor                                                              1.00000000
                                                                                    -----------------


PLEASE CONTACT US BANK TRUST N.A., BONDHOLDER RELATIONS: (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION

                                     SERIES 2000-3
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                    August-00
                                             CUSIP NO. 20846QDJ4,DK1,DL9,DM7,DN5
                                                        TRUST ACCOUNT #3338282-0
                                     Page 6

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS B2 CERTIFICATES
---------------------
    (13) Remaining Amount Available                                                        744,093.83
                                                                                    -----------------

    (14) Class B-2 Remittance Rate ( 10.00%
         unless Weighted Average Contract
         Rate is less than 10.00%)                                                              10.00%
                                                                                    -----------------

    (15) Aggregate Class B2 Interest                                                       333,333.33                   8.33333325
                                                                                    -----------------                -------------

    (16) Amount applied to Unpaid
         Class B2 Interest Shortfall                                                             0.00                         0.00
                                                                                    -----------------                -------------

    (17) Remaining Unpaid Class B2
         Interest Shortfall                                                                      0.00                         0.00
                                                                                    -----------------                -------------

    (18) Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                    -----------------

    (19) Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                    -----------------

    (20) Class B2 Principal (zero until class B1
         paid down: thereafter, Class B Percentage
         of formula Principal Distribution Amount)                                               0.00                   0.00000000
                                                                                    -----------------                -------------

    (21) Guarantee Payment                                                                       0.00
                                                                                    -----------------

    (22) Class B2 Principal Balance                                                     40,000,000.00
                                                                                    -----------------
   (22a) Class B2 Pool Factor                                                              1.00000000
                                                                                    -----------------

Class C Certificates
--------------------

    (23) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
         Amount,Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class B-2 Distribution Amount,
         if the Company or Green Tree Financial Servicing Corp.
         is the Servicer)                                                                  410,760.50
                                                                                    -----------------

    (24) Class C Residual Payment                                                                0.00
                                                                                    -----------------


    (25) Class B-3I Shortfall                                                            1,833,330.61
                                                                                    -----------------

    (26) Unpaid Class B-3I Shortfall                                                     3,328,213.56
                                                                                    -----------------

    (27) Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                    -----------------

    (28) Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                    -----------------